UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant To Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No. __)

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HANDHELD ENTERTAINMENT, INC.
(Name of Registrant as Specified in Its Charter)

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539 Bryant Street
Suite 403
San Francisco, CA 94107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 12, 2007

To the Stockholders of HandHeld Entertainment, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the “Annual Meeting”) of HandHeld Entertainment, Inc. (the “Company”) will be held at our principal executive offices located at 539 Bryant Street, Suite 403, San Francisco, CA 94107, on Tuesday, June 12, 2007 at 2:00 p.m. local time, for the following purposes:

1.	To elect seven (7) directors to the Board of Directors to a one year term;

2.	To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2007;

3.	To adopt our 2007 Incentive Stock Plan; and

4.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 10, 2007 as the record date for the Annual Meeting. Only stockholders of record of our common stock at the close of business on that date are entitled to notice of, and to vote at, that Annual Meeting or any adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE THAT IS PROVIDED, OR SUBMIT YOUR PROXY BY TELEPHONE OR VIA THE INTERNET, TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

By Order of the Board of Directors

William J. Bush
CHIEF FINANCIAL OFFICER & ASSISTANT SECRETARY
May 10, 2007

TABLE OF CONTENTS

Page
PROXY STATEMENT	1

ANNUAL MEETING OF STOCKHOLDERS ON JUNE 12, 2007	1
PROXIES AND VOTING RIGHTS	2
VOTING SECURITIES AND PRINCIPAL HOLDERS	3
DIRECTORS AND EXECUTIVE OFFICERS	4
ELECTION OF DIRECTORS (Proposal 1)	8
AUDIT COMMITTEE REPORT	10
EXECUTIVE COMPENSATION	13
RELATED PARTY TRANSACTIONS	18
RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 2)	21
APPROVAL OF THE 2007 INCENTIVE STOCK PLAN (Proposal 3)	23
OTHER MATTERS	28

APPENDIX A:
HANDHELD ENTERTAINMENT, INC.
NOMINATING COMMITTEE CHARTER	29

APPENDEX B:
HANDHELD ENTERTAINMENT, INC.
AUDIT COMMITTEE CHARTER	31

APPENDIX C:
HANDHELD ENTERTAINMENT, INC.
CHARTER OF THE COMPENSATION COMMITTEE	35

HANDHELD ENTERTAINMENT, INC.
2007 INCENTIVE STOCK PLAN	38

i

HANDHELD ENTERTAINMENT, INC.

539 Bryant Street
Suite 403
San Francisco, CA 94107
Telephone: (415) 495-6470
Fax: (415) 495-7708

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS ON JUNE 12, 2007

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are furnished to stockholders of HandHeld Entertainment, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by order of the Board of Directors of the Company of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, June 12, 2007 at the Company’s principal executive offices located at 539 Bryant Street, Suite 403, San Francisco, CA 94107 at 2:00 p.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials and the accompanying Annual Report on Form 10-KSB for the year ending December 31, 2006, are being mailed to stockholders of the Company entitled to vote at the Annual Meeting on or about May 11, 2007.

As indicated in the Notice of Annual Meeting of the Stockholders, the Annual Meeting has been called to (i) elect seven (7) directors to the Board of Directors for the ensuing year, (ii) ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007, (iii) adopt the Company’s 2007 Incentive Stock Plan and (iv) consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

PROXIES AND VOTING RIGHTS

Only stockholders of record at the close of business on May 10, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company issued and outstanding on the Record Date consisted of 17,001,333 shares (the “Shares”) of common stock, par value $0.0001 per share (the "Common Stock"), entitling the holders thereof to one vote per Share. There was no other class of voting securities of the Company outstanding on such date. The presence at the Annual Meeting in person or by proxy of a majority of the votes of Shares entitled to vote is required for a quorum.

Approval of the proposal for the election of directors requires the affirmative vote of a plurality of the votes present at the Annual Meeting. Approval for each of the other proposals being submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Shares entitled to vote on such proposals.

Broker “non-votes” and the Shares as to which a stockholder abstains are included for purposes of determining whether a quorum of Shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Neither broker “non-votes” nor abstentions are included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by persons appointed by our Board of Directors to act as Inspectors of Election for the Annual Meeting, as provided by the Company’s By-laws. The Inspectors of Election will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast.

All proxies delivered pursuant to this solicitation may be revoked by the person executing the same at any time prior to the time they are voted. A proxy may be revoked by notice in writing received at the office of the Company, Attention: Assistant Secretary, by execution of a subsequent proxy or by attendance and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke the proxy. If not revoked, the Shares represented thereby will be voted at the Annual Meeting or at any adjournment thereof. All proxies will be voted in accordance with the instructions specified thereon. If no specification is indicated on the proxy, the Shares represented thereby will be voted (i) FOR the election of the persons nominated as Directors and (ii) FOR the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2007, (iii) FOR the approval of the 2007 Stock Incentive Plan and (iv) at the discretion of the proxy holders on any other matters that may properly come before the Meeting.

All expenses in connection with the solicitation of proxies will be borne by the Company. The Company expects that the solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding Shares in the names of their nominees for their reasonable expenses in sending proxy material to their principals.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information concerning ownership of the Company's Shares, as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Shares, (ii) each director and nominee for election as a director, (iii) each of the Named Executive Officers listed in the Summary Compensation Table below and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each stockholder has sole voting power and sole dispositive power with respect to the Shares beneficially owned by him.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner (2)		Percent of Class (2)
Carl Page	2,758,726	(3)	16.0%
Gordon Robert Page	1,788,291		10.5%
Jeffrey Oscodar	708,942	(4)	4.0%
Geoff Mulligan	279,310	(5)	1.6%
William Keating	218,953	(6)	1.3%
William J. Bush	205,597	(7)	1.2%
Tim Keating	201,712		1.2%
David Hadley	178,762	(8)	1.1%
Dr. Carl Goldfischer	17,241	(9)	*
Robert Austrian	17,241	(9)	*
All directors and executive officers as a group (12 persons)	5,423,726		29.2%

*	Less than 1%

(1)	Unless otherwise indicated the address for each of the stockholders is c/o Handheld Entertainment, Inc., 539 Bryant Street, Suite 300, San Francisco, California 94107.

(2)
The applicable percentage of ownership for each beneficial owner is based on 17,001,333 shares of Common Stock outstanding as of the Record Date. In calculating the number of Shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of Common Stock issuable upon the exercise of options, warrants or the conversion of other securities held by that stockholder that are exercisable within 60 days, are deemed outstanding for. These Shares, however, are not deemed outstanding for computing the percentage ownership of any other stockholder.

(3)	Includes 65,000 Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(4)	Represents 708,942 Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(5)
Includes 17,241 Shares issuable upon exercise of options exercisable within 60 days of the Record Date. 262,069 Shares held jointly with Mr. Mulligan’s spouse, of which he disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(6)	Includes 17,241 Shares issuable upon exercise of options and 201,712 shares issued as a result of the exercise of a warrant.

(7)
Includes 23,333 Shares issuable upon exercise of options exercisable within 60 days of the Record Date. Includes 137,931 restricted Shares granted to Mr. Bush on June 27, 2006. Restrictions lapsed with respect to 34,483 shares on February 6, 2007, restrictions lapse on the remaining 103,448 in equal biannual installments commencing over the succeeding two-year period. Mr. Bush is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

(8)
Includes (i) 142,775 Shares held by the David & Suzanne Hadley Family Trust Dated 12/18/99, of which Mr. Hadley is a trustee (ii) 36,744 Shares held by Hadley Partners Incorporated, an entity controlled by David Hadley and 17,241 shares issuable upon exercise of options exercisable within 60 of the Record Date.

(9)	Includes 17,241 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company are as follows:

Name	Age	Position
William Keating	50	Chairman of the Board of Directors
Jeffrey Oscodar	49	Director, President and Chief Executive Officer
William J. Bush	42	Chief Financial Officer and Assistant Secretary
Tim Keating	49	Chief Operating Officer
Garrett Cecchini	59	Executive Vice President and Secretary
Greg Sutyak	51	Executive Vice President, Finance and Operations
Larry Gitlin	54	Vice President of Business Development
Geoffrey Mulligan	55	Director
Carl Page	43	Director and Chief Technical Officer
David Hadley	42	Director
Carl Goldfischer, M.D.	48	Director
Robert Austrian	44	Director

William Keating, Chairman. Mr. Keating has been a member of the Company’s Board of Directors since October 2004. Since 2004, Mr. Keating has been the Chief Executive Officer of Xtend Networks, a division of Vyyo, Inc., a provider of cable television multimedia service router bandwidth solutions. Mr. Keating is a founding member of Nekei, a venture catalyst consulting company formed in 2002, and is a 25-year veteran of the technology industry. A number of recent business ventures for which Mr. Keating helped to arrange funding have either gone public or been successfully acquired. These include Moxi Digital (sold to Paul Allen in 2002) and WebTV (sold to Microsoft in 1997). In addition, from 1997 to 2000, Mr. Keating was General Manager at Microsoft TV, a division of Microsoft that provided broadband middleware for worldwide cable, telco and satellite television. From 1993 to 1996, Mr. Keating was Senior Vice President at General Magic, a leading supplier of PDAs and intelligent online services. From 1991 to 1992, Mr. Keating was Vice President and General Manager at Rational Software, a leading supplier of software development tools. From 1985 to 1991, he was Director of Technology Marketing at Sun Microsystems, a leading supplier of workstations, servers and enterprise software platforms.

Jeffrey Oscodar, Director, President and Chief Executive Officer. Mr. Oscodar has been the Company’s President and Chief Executive Officer since November 2004 and a director since May 2005. Prior to joining the Company, from July 1999 to November 2004, Mr. Oscodar founded and ran Rule 168 Advisors, a consulting firm focused on the commercialization of new technology. At Rule 168, Mr. Oscodar advised Raytheon on how to turn defense industry applications into commercial operations. In August 1995, Mr. Oscodar co-founded and served as Vice President of Business Development for InfoGear Technology Corporation, an Internet appliance products and services, which was sold to Cisco Systems for $301 million in March 2000. While at InfoGear, Mr. Oscodar established numerous content partnerships with companies such as Amazon.com, eToys, Time.com, USA Today and Yahoo! and developed and launched an international affiliate program that brought InfoGear content to partners in Australia, New Zealand and South Africa.

William J. Bush, Chief Financial Officer. Mr. Bush has been the Company’s Chief Financial Officer since June 26, 2006. Mr. Bush brings over 15 years of experience in accounting, financial support and business development. From 2002 to 2005, Mr. Bush was the Chief Financial Officer and Secretary for International Microcomputer Software, Inc. (OTCBB:IMSI.OB), a developer and distributor of precision design software, content and on-line services. Prior thereto, Mr. Bush was Director of Business Development and Corporate Controller for Buzzsaw.com. Mr. Bush was a founding member of Buzzsaw.com, a privately held company spun off from Autodesk, Inc. in 1999, focusing on online collaboration, printing and procurement applications. From 1997 to 1999, Mr. Bush worked as Corporate Controller at Autodesk, Inc. (NASDAQ:ADSK), a software applications company. Prior to that, Mr. Bush worked for seven years in public accounting, first with Ernst & Young, and later with Price Waterhouse in Munich, Germany. Mr. Bush received a B.S. in Business Administration from U.C. Berkeley and is a Certified Public Accountant. Mr. Bush is also a director and chairman of the audit committee of Towerstream Corporation (OTCBB: TWER.OB), a leading provider of WiMAX services.

Tim Keating, Chief Operating Officer. Mr. Keating has been the Company’s Chief Operating Officer since December 2005. Prior to joining the Company, Mr. Keating was employed at Intel Corporation for 21 years, most recently as managing director of Intel Capital Europe from January 1998 to October 2002, where Mr. Keating oversaw Intel Capital Europe’s equity investments. In addition, Mr. Keating held positions at Intel in engineering, product and brand marketing, channel management and sales management. Mr. Keating held director and general manager positions at Intel from 1992, when he was the marketing director for the Pentium Processor Division, a position he oversaw from brand development to product launch. Mr. Keating spent the last 12 years in Europe as the general manager of Intel’s Architecture Components and Systems Products Group and Managing Director of Intel Capital Europe. Mr. Keating is a founding member of Nekei, LLC, a venture catalyst consulting company formed in 2002.

Garrett Cecchini, Executive Vice President and Founder. Mr. Cecchini has served as the Company’s Executive Vice President since he founded the Company in February 2003 and was appointed Secretary in February 2006. Mr. Cecchini has more than 20 years experience in the technology industry, first as a corporate lawyer principally advising technology companies and venture funds in licensing and reorganization matters and then as an entrepreneur. In 1998, Mr. Cecchini founded Compression Science Corporation, a company which developed advanced broadcast video encoder technology which was sold to Philips Electronics in 2002. From 1991 to 1998, Mr. Cecchini served as a senior partner at the law firm of Wright Robinson Osthiemer & Tatum LLP and from 1985 to 1991; Mr. Cecchini served as a senior partner at the law firm of McKenna & Fitting. Mr. Cecchini’s primary duties at the Company include content licensing and retail marketing and distribution.

Carl Page, Director, Chief Technology Officer. Mr. Page has been with the Company since it was formed in February 2003, has been a director since June 2004 and currently serves as the Company’s Chief Technology Officer. In February 1998, Mr. Page co-founded eGroups, Inc., which was acquired by Yahoo! in 2000 and is now known as Yahoo! Groups, one of the largest Internet community services. Prior to joining the Company, Mr. Page concentrated on making investments in technology companies.

Greg Sutyak, Executive Vice President, Finance and Operations. Mr. Sutyak has served as the Company’s Chief Financial Officer from May 2003 to January 2006 and as its Executive Vice President, Finance and Operations since January 2006. Mr. Sutyak has over 25 years of business management and finance experience, the last 15 years of which were in the high-technology markets, specifically for Internet-based systems, online services and software companies. From June 2001 to April 2003, Mr. Sutyak held the position of Chief Financial Officer at DSS Software Technologies, a full-cycle project management and IT consulting company. Mr. Sutyak helped sell the company to Diversinet Corp. (NASDAQ: DVNT), a security software product company, in 2003. From March 1995 to May 2001, Mr. Sutyak was Chief Financial Officer at audiohighway.com (NASDAQ: AHWY), an online information and entertainment company with one of the largest libraries of free audio content on the Internet, which developed and patented one of the industry’s first portable digital audio players. From November 1992 to January 1995, he served as co-founder and Chief Financial Officer at TestDrive Corporation, a mass-market software distribution business, which employed patented technology to electronically market and download intellectual property. TestDrive was subsequently sold to RR Donnelly & Sons (NYSE: RRD) in 1994. Mr. Sutyak spent ten years in banking (Tokai Bank), where he was a vice president and managed a $100 million portfolio.

Larry Gitlin, Vice President of Business Development. Mr. Gitlin has served as the Company’s Vice President of Business Development since July 2004. Prior thereto, for more than 15 years, Mr. Gitlin has gained experience in advanced strategic business development, product development, sales and operations, and specialized in digital media, motion picture and broadcast television, as well as wireless and advanced telecommunications products including advanced DSL, Wi-Fi and PON/FTTX. From 2003 until mid-2004, Mr. Gitlin was a consultant to various Silicon Valley firms such as Harmonic, Inc., a leader in compression and optical network products. From early 2001 until late 2002, Mr Gitlin served as vice president of Qwest’s Corporate Business Development group, launching an electronic media delivery product suite trial at Qwest for the entertainment industry. He also co-created a comprehensive security business unit for enterprise and government channels that utilized a broad range of IP-based network applications, Infosec, SSL architectures, DIA, VoIP and local-loop access. In the late 1980s, Mr. Gitlin began running production and post-production companies and working on films and TV shows as a production manager and line producer, focusing on digital media in 1997. By 2001, Mr. Gitlin had produced and line-produced more than a dozen films and TV shows in Hollywood, and worked on projects including, ‘‘The Mighty Morphin Power Rangers,’’ ‘‘Hell Hunters’’ and ‘‘Firearm.’’

Geoffrey Mulligan, Director. Mr. Mulligan co-founded the Company and has served as a director since that time. Since September 2002, Mr. Mulligan has been Chief Operating Officer of Konami Digital Entertainment, the U.S. subsidiary of Konami Corporation, a Japanese developer and publisher of digital entertainment software. From March 2002 to September 2002, Mr. Mulligan served as President and Chief Operating Officer of Xicat Interactive, Inc., a developer of PC entertainment software. From 1991 to 2002, Mr. Mulligan was Senior Vice President of Business Development for Acclaim Entertainment, Inc., a global developer and publisher of entertainment software. Prior to joining Acclaim, Mr. Mulligan was President of Activision International, a consumer electronics and gaming company. Mr. Mulligan is also one of the founders of the Entertainment Software Association (ESA), the governing body of U.S. entertainment software industry.

Carl Goldfischer, M.D., Director. Dr. Goldfischer has been a director since August 2006. Dr. Goldfischer has been a Managing Director of Bay City Capital (“BCC”) since 2001 and serves on its Board of Directors and Executive Committee. Dr. Goldfischer’s background includes extensive public and private investment and transaction work, as well as clinical trial development knowledge. Prior to joining BCC, Dr. Goldfischer was, from 1996 until mid-2000, Chief Financial Officer of ImCloneSystems, a biotechnology company, where he oversaw financial operations and strategic planning. Previously, Dr. Goldfischer was a research analyst with the Reliance Insurance Company, helping to establish its portfolio and presence in the health care investment community. Dr. Goldfischer currently serves as a director for Avera Pharmaceuticals, EnteroMedics, Etex Corporation, MAP Pharma-ceuticals, Metabolex, Poniard Pharmaceuticals, Inc., PTC Therapeutics, and Syntonix Pharmaceuticals. Dr. Goldfischer is also a member of the Board of Trustees of Sarah Lawrence College. He received an M.D. degree with honors in Scientific Research from Albert Einstein College of Medicine, and a B.A. from Sarah Lawrence College.

David Hadley, Director. Mr. Hadley has been a director since August 2006. Mr. Hadley is the founder and President of Hadley Partners, Incorporated (‘‘HP&Co’’). HP&Co is a boutique financial services firm and National Association of Securities Dealers, Inc. member that provides investment banking, financial advisory and consulting services to middle market and emerging growth companies. Prior to founding HP&Co in August of 1999, Mr. Hadley was a managing director in the global investment banking group of BT Alex Brown Inc. Mr. Hadley was employed by subsidiaries of Bankers Trust Corporation from 1986 to 1999. Mr. Hadley received his M.S. in Economic History from the London School of Economics and his A.B. from Dartmouth College. Mr. Hadley is a member of the board of directors of Advise, N.V.

Robert Austrian, Director. Mr. Austrian has been a director since January 2007. Mr. Austrian has been the Chief Executive Officer of Brown & Herbranson Imaging, Inc., a leading developer of 3-D databases of human dentition and human anatomy for medical and educational purposes, since 2006. From 1996 to 2004, Mr. Austrian was a senior software analyst for Banc of America Securities. Mr. Austrian received a B.A. degree from Colgate University in 1985 and M.B.A from New York University, Stern School of Business in 1991.

There are no family relationships among our directors and executive officers, except that Tim Keating, our Chief Operating Officers, and William Keating, the Chairman of the Board of Directors, are brothers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s outstanding common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, none of the Company’s directors, officers or beneficial owners of more than 10% of its common stock failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2006.

ELECTION OF DIRECTORS
(Proposal 1)

The By-Laws of the Company (the “By-Laws”) provide that the Company shall have not less than one nor more than fifteen directors, with the exact number to be fixed by the Board of Directors from time to time. The Board of Directors of the Company presently consists of seven members. All seven nominees for election at Annual Meeting are currently directors of the Company, and will serve, subject to the provisions of the By-Laws, until the next annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s prior death, resignation or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may also be voted for a substitute nominee selected by the Board of Directors.

The names of the nominees for director are William Keating, Jeffrey Oscodar, Geoffrey Mulligan, Carl Page, David Hadley, Carl Goldfischer, M.D. and Robert Austrian. See “Directors and Executive Officers” for information regarding each of the nominees for director.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ABOVE-NAMED NOMINEE DIRECTORS OF THE COMPANY. The proxy enclosed herewith will be voted FOR the above-named nominee directors of the Company unless the stockholder specifically votes against any or all of the nominee directors, or abstains from voting on this matter. Pursuant to the By-Laws, directors are elected by a plurality of the votes present at the Annual Meeting. The Company’s Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Director Independence and Other Matters

The Board of Directors is presently comprised of William Keating, Jeffrey Oscodar, Geoffrey Mulligan, Carl Page, David Hadley, Dr. Carl Goldfischer, M.D. and Robert Austrian. Of such directors, Geoffrey Mulligan, David Hadley, Dr. Carl Goldfischer, M.D. and Robert Austrian are each an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market. The Company was not a party to any transaction, relationship or other arrangement with any of its “independent directors” that would be considered by the Board of Directors under Marketplace Rule 4200(a)(15) in the determination of such director’s independence.

Each member of the Nominating, Compensation and Audit committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by the NASDAQ Stock Market and for purposes of the Audit Committee, Section 10A of The Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company encourages but does not require members of the Board of Directors to attend the annual meetings of the stockholders.

Committees of the Board of Directors and Meetings

The Board of Directors held twelve meetings in 2006, in addition to acting by unanimous written consent twelve times. No director attended less than 75% of all the meetings of the Board and those committees on which he served in 2006.

The Company has standing Nominating, Audit and Compensation committees of the Board of Directors.

The Nominating Committee. The Nominating Committee is comprised of Messrs. Hadley (Chair), Mulligan and Austrian The Nominating Committee of the Board of Directors performs the functions typical of a nominating committee, including: (i) developing and recommending corporate governance principles and procedures applicable to the Board of Directors and the Company’s employees; (ii) recommending committee composition and assignments; (iii) identifying individuals qualified to become directors; (iv) recommending director nominees; (v) recommending whether incumbent directors should be nominated for re-election to the Board of Directors and (vi) reviewing the adequacy of the Nominating Committee charter. The Nominating Committee has established a charter, which is annexed hereto as Appendix A. The Nominating Committee held no meetings in 2006.

 The Audit Committee. The Audit Committee is comprised of Dr. Goldfischer (Chair) and Messrs. Hadley and Mulligan. The Audit Committee of the Board of Directors and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the company’s independent registered public accounting firm. The Audit Committee recommends for approval by the Board of Directors an independent registered public accounting firm of certified public accountants whose duty it is to audit the financial statements of the Company for the fiscal year in which they are appointed. The Audit Committee monitors the activities of the Company’s external auditors, including the audit scope, the external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform advisory services. The Audit Committee also reviews the results of the external audit work to assess the adequacy and appropriateness of the Company’s financial and accounting controls. The Audit Committee reviews changes in accounting standards that impact the Company’s financial statements and discusses with management major events, including legal matters and tax audits, which may have significant financial impact or are the subject of discussions with the independent auditors. In addition, the Audit Committee oversees the Company’s internal compliance programs. The Audit Committee has established a charter, which is annexed hereto as Annex B. The Audit Committee held one meeting in 2006.

The Compensation Committee. The Compensation Committee is comprised of Messrs. Mulligan (Chair), Hadley and Austrian. The Compensation Committee administers the Company’s stock option plans, including the review and grant of stock options to officers and other employees under the Company’s stock option plans. The Compensation Committee also reviews and approves various other Company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the Company. The Compensation Committee has established a charter, which is annexed hereto as Appendix C. The Compensation Committee had no meetings in 2006.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Company’s Board of Directors, the Audit Committee of the Board of Directors (the “Audit Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with the independent registered public accounting firm their audit plan and audit scope.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and, with and without management present, discussed and reviewed the independent registered public accounting firm’s examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2006, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “SEC”), on April 2, 2007. The Audit Committee also recommended and approved the reappointment, subject to stockholder approval, of the independent registered public account firm and the Board concurred with such recommendation.

Respectfully submitted, Audit Committee Dr. Carl Goldfischer, Chairman Geoffrey Mulligan David Hadley

Director Compensation

In addition to reimbursement for reasonable expenses incurred in the performance of their duties as directors, including participation on the Board of Directors and its committees, effective August 1, 2006, the Company compensates its non-employee directors as follows:

•	$10,000 annual retainer payable in four equal quarterly installments;

•	$500 for each meeting of the Board of Directors or any committee meeting attended;

•	$250 for each telephonic meeting of the Board of Directors or any committee meeting attended; and

•
An annual grant of an option purchase an aggregate of 17,241 shares of the Company’s Common Stock, which immediately vest, at an exercise price equal to the fair market value of our common stock on the date of grant.

Prior to August 1, 2006, members of the Board of Directors received no remuneration for the services.

The following table sets forth certain information concerning compensation earned by the Directors who were not Named Executive Officers during the year ended December 31, 2006.

Name	Fee Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
William Keating	$5,750	$72,658(2)	$150,000	(3)	$228,408
Geoffrey Mulligan	5,250	72,658(2)	—		77,908
David Hadley	5,750	72,658(2)	—		78,408
Carl Goldfischer, M.D.	5,500	72,658(2)	—		78,158

(1)
Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“FAS”) No. 123R, Share Based Payment. The Company’s policy and assumptions made in valuation of share based payments are contained in Note 15 to the Company’s December 31, 2006 financial statements included in the accompanying Annual Report.

(2)	Each of the Company’s non-employee directors was granted an immediately exercisable option to purchase 17,241 shares of the Company’s Common Stock at an exercise price of $6.16 per share.

(3)	Represents cash compensation for services provided under a consulting agreement with Nekei, LLC.

Director Nomination Process

The Nominating Committee identifies nominees who have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as members of the Company’s Board of Directors and who are willing to serve as directors of a public company. To date, the Nominating Committee has not engaged any third parties to assist the Nominating Committee in identifying or evaluating potential nominees. After a possible candidate is identified, the candidate meets with various members of the Board of Directors to evaluate the candidate’s potential to be an effective member of the Board of Directors.

In considering nominees for election as a director, the Nominating Committee considers a number of factors. Characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment and the ability and willingness to commit sufficient time to the proceedings and activities of the Company’s Board of Directors. In evaluating the suitability of candidates for membership on the Board of Directors, the Nominating Committee takes into account many factors, including the candidate’s general understanding of marketing, finance and other disciplines relevant to the success of a large publicly traded company in today’s business environment, understanding of the Company’s business and technology, educational and professional background and personal accomplishments.

The Nominating Committee will consider stockholder recommendations for nominees for membership on the Board of Directors. Such recommendations may be submitted in writing to Handheld Entertainment, Inc., 539 Bryant Street, Suite 403, San Francisco, CA 94107, Attention: Assistant Secretary (Nominating Committee). Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for inclusion in the Company’s proxy statement for the next annual meeting of stockholders, recommendations must be submitted in writing no later than 120 days in advance of the first anniversary of the date of the Company’s proxy statement mailed to stockholders for the preceding year’s annual meeting of stockholders. Any such recommendation must include:

•
the name of the stockholder recommending the director candidate for consideration, the name of the director candidate and the written consent of the stockholder and the director candidate to be publicly identified;

•
a written statement by the director candidate agreeing to be named in the Company’s proxy materials and to serve as a member of the Board of Directors (and any committee of the Board of Directors to which the director candidate is assigned to serve by the Board of Directors) if nominated and elected;

•
a written statement by the stockholder and director candidate agreeing to make available to the Nominating Committee all information reasonably requested in connection with the Nominating Committee’s consideration of the director candidate; and

•
the director candidate’s name, age, business and residential address, principal occupation or employment, number of shares of the Company’s common stock and other securities beneficially owned, a resume or similar document detailing personal and professional experiences and accomplishments, and all other information relating to the director candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Exchange Act, the rules of the SEC and the listing standards of the NASDAQ Stock Market.

The Company may request additional information from such candidate to assist in its evaluation. The Committee will evaluate any stockholder recommended nominees using the same criteria set forth above.

Communications with the Board of Directors

Any stockholder and other interested party may communicate with the Board of Directors, any committee of the Board of Directors or any member of the Board of Directors. All written communications must identify the recipient and the author and be forwarded by certified mail to Handheld Entertainment, Inc., 539 Bryant Street, Suite 403, San Francisco, CA 94107, Attention: Assistant Secretary. The Assistant Secretary will act as agent for the directors in facilitating these communications. There is no screening process, and all stockholder communications which are received by the Assistant Secretary are forwarded to the Board of Directors.

Code of Ethics and Corporate Governance

The Company adopted a Code of Business Conduct and Ethics (the “Code”) on April 7, 2006, that applies to all of the Company’s directors and employees, including its chief executive officer, chief financial officer and chief accounting officer. The purpose of the Code is to, among other things, focus the Company’s directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize the Company’s culture of integrity, respect and accountability. The full text of the Code is posted on our website www.zvue.com. A printed copy of the Code may also be obtained free of charge by writing to Handheld Entertainment, Inc., 539 Bryant Street, Suite 403, San Francisco, CA 94107, Attention: Assistant Secretary. The Company intends to disclose any any amendment to or waiver from, a provision of the Code by posting such information on its web site.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning all compensation earned by or awarded or paid to our principal executive officer and our two most highly compensated officers other than the principal executive officer (the “Named Executive Officers”) during the year ended December 31, 2006 for the periods presented.

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Jeffrey Oscodar President and Chief Executive Officer	2006 2005	$290,000 180,000	$400,000 —	(2)	— 390,015	(3)	$15,000 — —	(4)*	$705,000 570,015
Tim Keating Chief Operating Officer	2006 2005	165,000	— —		— —		160,000 120,000	(5)* (5)*	325,000 120,000
William J. Bush Chief Financial Officer	2006 2005	93,409 —	957,500	(6)	— 67,666	(7)	156,773 —	(4)*	1,207,682 67,666

*	Perquisites and other personal benefits received by each of Messrs. Oscodar, Keating and Bush were less than $10,000.

(1)
Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“FAS”) No. 123R, Share Based Payment. The Company’s policy and assumptions made in valuation of share based payments are contained in Notes 1 and 15 to the Company’s December 31, 2006 financial statements included in the accompanying Annual Report.

(2)	On June 27, 2006, Mr. Oscodar was granted 63,763 shares of the Company’s Common Stock without restrictions.

(3)
On November 3, 2005, Mr. Oscodar was granted an option to purchase 346,317 shares of the Company’s Common Stock at an exercise price of $0.54 per share. The option fully vested on January 1, 2006, and expires on November 2, 2015.

(4)	Represents consulting fees.

(5)	Represents consulting fees paid to Mr. Keating through the Company’s agreement with Nekei, LLC.

(6)
On June 27, 2006, Mr. Bush was granted (i) 137,931 shares of the Company’s restricted Common Stock. Restrictions lapsed as to 34,483 shares on February 6, 2007, restrictions lapse on the remaining 103,448 shares in equal biannual installments over the succeeding two year period and (ii) 21,919 shares of the Company’s Common Stock without restrictions.

(7)
On December 15, 2005, Mr. Bush was granted an option to purchase 23,333 shares of the Company’s Common Stock at an exercise price of $0.54 per share. The option fully vested on January 1, 2006, and expires and December 15, 2015.

Employment Agreements

On June 26, 2006, the Company entered into an employment agreement with Jeff Oscodar, its president and chief executive officer. The agreement is for a two-year term, with automatic one-year renewals, unless either party gives 60 days’ prior written notice. Mr. Oscodar is entitled to receive a base salary of $300,000 per year, a bonus, as authorized by the Board of Directors and other benefits that are customary for executive officers of the Company. The agreement also provided for the grant of Common Stock (subject to a twelve-month lock up) valued at $400,000, as bonus compensation.

If Mr. Oscodar’s employment is terminated by the Company without “cause” or by Mr. Oscodar for “good reason,” other than after a “change of control” (as such terms are defined in the agreement), the Company will be required to pay Mr. Oscodar a lump-sum severance payment in an amount equal to his then base salary (and three times such base salary if such termination occurs within 12 months of such change of control) and target bonus for the remainder of the term, but in no event less than one-year’s base salary and target bonus. In either case, any unvested options would immediately vest and become exercisable and restrictions would immediately lapse as to any grants of restricted stock.

On June 26, 2006, the Company entered into an employment agreement with Mr. Bush, its chief financial officer. The agreement is for a two-year term, with automatic one-year renewals, unless either party gives 60 days’ prior written notice. Mr. Bush is entitled to receive a base salary of $180,000 per year, a bonus, as authorized by the Company’s Board of Directors, and other benefits that are customary for executive officers of the Company. The agreement also provided for the grant of 137,931 shares of the Company’s restricted Common Stock. In addition, Mr. Bush received 22,919 shares of our Common Stock valued at $137,500, as a bonus. These shares are subject to a twelve-month lock up.

If Mr. Bush’s employment is terminated by the Company without “cause” or by Mr. Bush for “good reason,” other than after a “change of control” (as such terms are defined in the agreement), the Company will be required to pay Mr. Bush a lump-sum severance payment in an amount equal to his then base salary (and three times such base salary if such termination occurs within 12 months of such change of control) and target bonus for the remainder of the term, but in no event less than one-year’s base salary and target bonus. In either case, any unvested options would immediately vest and become exercisable and restrictions would immediately lapse as to any grants of restricted stock.

In July 2006, the Company entered into employment agreements with each of Tim Keating, Garrett Cecchini, Larry Gitlin and Greg Sutyak (the “Officers”) to serve as Chief Operating Officer, Executive Vice President, Vice President of Business Development and Executive Vice President, Finance and Operations, respectively. Each agreement has a two-year term, with automatic one-year renewals, unless either party gives 60 days’ prior notice. Pursuant to the terms of these employment agreements, each Officer is entitled to receive a base salary of $180,000 per year, a bonus, as authorized by the Board of Directors and other benefits that are customary for other executive officers of the Company.

Pursuant to director and officer indemnification agreements entered into with each of the Company’s directors and executive officers, the Company has agreed to indemnify each of its directors and officers to the fullest extent of the law permitted or required by the State of Delaware.

Stock Options Granted in the year ended December 31, 2006

During the year ended December 31, 2006, none of the Named Executive Officers were granted nor exercised any stock options.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers as of December 31, 2006.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Jeffrey Oscodar	298,862	(1)	—	$0.54	10/31/2014	63,763	(4)	—
	346,317	(2)	—	$0.54	11/2/2015
Timothy Keating	—		—	—	—	—		—
William J. Bush	23,333	(3)	—	$0.54	12/14/2015	103,448	(5)	257,172

(1)
Pursuant to the terms of Mr. Oscodar’s previous employment agreement, he was granted stock options to purchase 298,862 shares of the Company’s common stock at an exercise price of $0.54 per share under the 2003 Plan, which fully vested on January 1, 2006.

(2)
On November 3, 2005, Mr. Oscodar received an additional grant of options to purchase 346,317 shares of the Company’s common stock at an exercise price of $0.54 per share. On December 31, 2005, the Company’s Board of Directors accelerated the vesting of these option grants with the result of them being fully vested as of that date.

(3)	On December 15, 2005, Mr. Bush was granted an option to purchase 23,333 shares of the Company’s Common Stock at an exercise price of $0.54 per share. The option fully vested on January 1, 2006.

(4)	Represents a grant of 63,763 shares of the Company’s Common Stock subject to a one year lock up agreement dated August 14, 2006.

(5)
On June 27, 2006, Mr. Bush was granted (i) 137,931 shares of the Company’s restricted Common Stock. Restrictions lapsed as to 34,483 shares of on February 6, 2007, restrictions lapse on the remaining 103,448 in equal biannual installments over the succeeding two year period and (ii) a grant of 21,919 shares of the Company’s Common Stock subject to a one year lock up agreement dated August 14, 2006.

Stock Option Plan

The Company established the 2003 Plan, which was approved by the Company’s stockholders. The purpose of the 2003 Plan is to further the Company’s growth and general prosperity by enabling employees, contractors and service providers to acquire Common Stock, increasing their personal involvement in the Company and thereby enabling the Company to attract and retain employees. 2,068,965 shares of Common Stock has been reserved for issuance as grants of options to purchase Common Stock or as awards of restricted stock under the 2003 Plan. Any options that expire prior to exercise will become available for new grants from the ‘‘pool’’ of ungranted options. Options granted under the 2003 Plan may be either options that qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”), or as non-qualified stock options. Incentive stock options may not be granted at a purchase price less than the fair market value of the Company’s Common Stock on the date of the grant. Non-qualified stock options may not be granted at a purchase price less than 85% of fair market value on the date of grant, or, for an option granted to a person holding more than 10% of our voting stock, at less than 110% of fair market value. The 2003 Plan is currently administered by the Compensation Committee. As of the Record Date, options to purchase an aggregate of 1,785,708 shares and 124,103 shares of restricted stock were outstanding under the 2003 Plan.

Executive Compensation Philosophy

The Company operates in an extremely competitive and rapidly changing high technology industry. When creating policies and making decisions concerning executive compensation, the Compensation Committee:

•	ensures that the executive team has clear goals and accountability with respect to financial and non-financial corporate performance;

•
establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth of the Company, and the dynamic and challenging high technology labor markets in which the Company operates;

•	independently assesses operating results on a regular basis in light of its expected performance; and

•	aligns pay incentives with the long-term interests of our stockholders.

Executive Compensation Program

The Company’s executive compensation program has three major components, all of which are intended to attract, retain and motivate highly effective executives:

1. Base salary - Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies. Local and national compensation data are examined and taken into account, along with the skills and performance of each officer and the needs of the Company.

2. Cash incentive compensation - Cash incentive compensation is designed to motivate executives to attain short-term and longer-term corporate, business unit and individual management goals. The actual annual cash bonuses received by an executive depend upon attainment of these specified business goals, together with discretionary analysis of individual contribution. Payment of incentive bonuses for fiscal year 2006 depended upon the achievement of corporate financial goals. In setting goals and measuring performance against those goals, the Compensation Committee considers compensation practices among companies competing for a common employee pool, as well as general economic and market conditions. It is the intention of the Compensation Committee in 2007 to continue this linkage between the achievement of specific financial targets, corporate and individual goals and the payment of incentive cash compensation to the Company’s officers and other executives.

3. Equity-based incentive compensation - Equity based incentive compensation has been provided to employees and management through the Company’s 2003 Stock Option/Stock Issuance Plan (the “2003 Plan”). Under the 2003 Plan, officers and employees are eligible to be granted stock options and shares of restricted stock based on competitive market data, as well as their responsibilities and position at the Company. Stock options allow participants to purchase shares of the Company’s Common Stock at the market price on the date of the grant, subject to vesting during the participant’s employment with the Company. Grants of restricted stock give executive officers and employees a proprietary interest in the Company’s success and aligns their interests with the interest of the Company’s stockholders. The 2003 Plan utilizes vesting periods to encourage employees and executives to remain with the Company and to focus on longer-term results.

The Company believes that its executive compensation program falls within the typical range of compensation programs offered by comparable high technology companies.

Chief Executive Officer Compensation

In determining compensation of our Chief Executive Officer, Jeffrey Oscodar, for 2006, the Compensation Committee reviewed industry surveys of compensation paid to chief executive officers of comparable companies, with a focus on those companies located in the San Francisco Bay Area, and evaluated achievement of corporate and individual objectives for the fiscal year. Mr. Oscodar received $290,000 in annual base compensation for 2006, and was granted 63,763 shares of Common Stock valued at $400,000.

Other Executive Compensation

The Company provides certain compensation programs to executives that are also available to our other employees, including pre-tax savings plans and medical/dental/vision benefits. There are no pension programs. The Company does not provide executive perquisites such as club memberships.

RELATED PARTY TRANSACTIONS

Carl Page Transactions

Starting in December 2003 throuhgh February 2006, Carl Page, a member of our board of directors and our Chief Technology Officer, from time to time made cash advances to us which were subsequently converted into notes totaling $3,741,049 to finance our operations. This amount was documented in four separate promissory notes. The principal and interest on three of those notes was convertible into shares of our common stock at different conversion rates. The other note entitled Mr. Page to receive a warrant, which was exercised in December 2006, to purchase 41,379 shares of our common stock with a strike price of $0.5365 per share and which resulted in the Company receiving approximately $22,000.

Three of the four notes provided for an interest rate of 8% from the date the advances thereunder were made to the Company and one note provided for an interest rate of 9.5% from the date the advances thereunder were made to the Company. As of December 31, 2005, the aggregate principal amount owing on these notes was $3,741,049 and the total accrued interest was $138,399, for a total of $3,879,448 owed to Mr. Page under these notes.

Pursuant to the terms of Mr. Page’s convertible notes an aggregate of $3,889,662 of principal and accrued interest on the convertible notes was converted into a total of 1,718,395 shares of the Company’s Common Stock in February 2006.

In January and February 2006, the Company received $500,000 in a series of cash advances from Mr. Page. Effective April 30, 2006, the advances were converted into convertible notes. Simultaneous with the conversion of the advances into notes, Mr. Page agreed to convert the notes and all accrued interest at a rate of $7.134 per share which resulted in the issuance to Mr. Page of 71,439 shares of the Company’s Common Stock on April 30, 2006.

Mr. Page purchased 200,000 units as part of the secondary offering completed in August 2006 on the same terms as all other investors. The shares are subject to customary restrictions and lock-up conditions.

David Hadley Loan Transaction

In December 2003, The David & Suzanne Hadley Family Trust, of which David Hadley, a director, made a loan to the Company for $15,000 which was repaid in full in May 2006. The note evidencing the loan entitled the Trust to receive a warrant to purchase 31,034 shares of the Company’s Common Stock at an exercise price of $0.54 per share. In December 2006 the Trust exercised the warrant for approximately $16,758 and received 28,224 shares of Common Stock.

Consulting Services of Nekei, LLC

From August 2004 through January 2006, Nekei, LLC, a California limited liability company (“Nekei”) provided a variety of consulting services, including management, financial and operational services to the Company. In January 2006, the Company entered into a written agreement with Nekei memorializing the compensation arrangement for all consulting services provided to the Company by Nekei and/or its affiliates. Nekei’s compensation consists of the following: (1) a warrant to purchase an aggregate of 403,448 shares of the Company’s Common Stock at an exercise price of $.000145 per share (the fair market value of the Company’s Common Stock at the date of warrant) which was issued in May 2004 and was exercised on a net basis as of the Record Date resulting in the issuance of 201,712 shares to each Timothy and William Keating, respectively; (2) a total of $180,000 paid to Nekei and its affiliates prior to January 26, 2006; and (3) $300,000 payable in three equal installments in February, March and April 2006, all of which have been paid. It is not currently anticipated that Nekei will provide further consulting services to the Company. Nekei is owned by Timothy Keating, the Company’s Chief Operating Officer and William Keating, the Chairman of the Company’s Board of Directors.

Consulting Services for Financing Transaction

In July 2005, the Company’s Board of Directors retained two consultants, David Baker and Joseph Abrams, each of whom owned at least 5% of the Company’s outstanding Common Stock during 2006, to assist the Company in effecting a financing transaction. In consideration for their services, the consultants were issued 386,834 shares of the Company’s Common Stock. In February 2006, the Company completed a financing transaction that resulted in gross proceeds of $7,605,000 through the private placement of shares of the Company’s Common Stock.

Eastech Electronics (Taiwan) Inc. Relationships

Pursuant to a two-year agreement entered into June 2003, the Company purchased its ZVUE products from Eastech Electronics (Taiwan) Inc., the Company’s exclusive manufacturing partner. Since the agreement’s expiration in June 2005, Eastech has continued to manufacture the Company’s ZVUE products based on purchase orders under a manufacturing agreement which was entered into in June 2005, and which was extended in January 2007 through December 31, 2008. The agreement also provided for Eastech’s $500,000 investment in the Company’s series B convertible preferred stock (which was converted into 383,142 share of the Company’s Common Stock in February 2006) and the grant to Eastech of warrants to purchase 2,759 shares of the Company’s Common Stock at an exercise price of $1.31 per share.

Tim Liou, Eastech’s founder, chairman and chief executive officer served on the Company’s Board of Directors until his resignation in November 2005, which was not the result of any disagreement known to the Company. Mr. Liou personally invested $100,000 in the Company’s series D convertible preferred stock (which was converted into 84,905 shares of the Company’s Common Stock in February 2006).

Purchases from Eastech were approximately $4,214,000 and $1,711,000 in 2006 and 2005, respectively. Accounts payable was approximately $2,045,000 at December 31, 2006, and is fully collateralized by substantially all of the Company’s assets under a separate security agreement executed in April 2004 and amended in July 2005 and March 2007.

In April 2004, as amended in July 2005 and March 2007, the Company also executed an accounts receivable financing and escrow agreement with Eastech, whereby accounts payable to Eastech would be deferred and payable from a percentage of receipts of accounts receivable from the Company’s customers. The customer payments are made payable to the Company by the customers but are deposited into a third party escrow account and such escrow agent then disburses the stipulated percentage amounts to both Eastech and to the Company. For the Company’s currently shipped ZVUE product, the escrow agreement provides that the proceeds from the escrow account are first distributed to Eastech so that it receives its contract-manufacturing price, and the remainder is distributed to the Company. During 2005, the Company began receiving payments directly from Wal-Mart, the Company’s largest customer, rather than through the escrow agent.

RATIFICATION OF APPOINTMENT
OF THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 2)

On the recommendation of the Audit Committee, the Board of Directors has approved the appointment of Salberg & Company, P.A. to serve as the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2007, to audit the consolidated financial statements of the Company, subject to ratification by the stockholders at the Annual Meeting.

The Company expects a representative of Salberg & Company, P.A. to be present at the Annual Meeting and such representative will have the opportunity to make a statement if he or she desires to do so as well as to respond to appropriate questions.

Salberg & Company, P.A. has audited the Company’s financial statements for the year ended December 31, 2006, and for the preceding three fiscal years. The reports issued by Salberg & Company, P.A. on the Company’s financial statements for both of the two most recent fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or a disclaimer of opinion, or any qualification due to audit scope or accounting principles. However, both the years ended December 31, 2006, and 2005, Salberg & Company, P.A.’s audit report was qualified as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the Record Date, there were no disagreements with Salberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Salberg & Company, P.A. would have caused Salberg & Company, P.A. to make reference to the subject matter of the disagreement in connection with its reports.

Fee Disclosure

Prior to having engaged Salberg & Company, P.A. to perform any service, audit or otherwise, the Audit Committee specifically reviewed, with the assistance of management, the nature and purpose of those proposed services. As a matter of policy, all such services were approved prior to the commencement of those services. Subsequent to their completion the results of the service were reviewed by the Audit Committee.

Audit Fees

Salberg & Company, P.A. billed the Company audit fees in the aggregate amounts of $111,000 and $51,000 for the fiscal year ended December 31, 2006 and fiscal year ended December 31, 2005, respectively. These fees relate to the audit of the Company’s annual financial statements, and the review of the Company’s interim financial statements included in its quarterly reports on Forms 10-QSB and other regulatory filings or engagements.

Audit Related Fees

Salberg & Company P.A. billed the Company audit-related fees in the aggregate amounts of $38,000 and $6,400 for the fiscal year ended December 31, 2006 and fiscal year ended December 31, 2005, respectively. These fees relate primarily to the review of the Company’s registration statements and related consents, audit of acquired companies or assets and audit related consulting.

Tax Fees

No fees of this sort were billed by Salberg & Company P.A. during the 2006 or 2005 fiscal years or since the Company’s inception in 2003.

All Other Fees

No fees of this sort were billed by Salberg & Company P.A. during the 2006 or 2005 fiscal years or since the Company’s inception in 2003.

Vote Required and the Board of Director’s Recommendation

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm. The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to this matter is required to ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm. Broker non-votes and abstentions will have no effect on the outcome of the vote.

APPROVAL OF THE 2007 INCENTIVE STOCK PLAN
(Proposal 3)

The 2007 Incentive Stock Plan (the “Plan”) was adopted by the Board of Directors on April 26, 2007. The reasons for adopting the Plan and the purpose of the Plan are as follows:

•	to provide an incentive to retain in the employ of and as directors, officers, consultants, advisors, and employees of the Company, persons of training, experience, and ability;

•	to attract new directors, officers, consultants, advisors, and employees whose services are considered valuable;

•	to encourage the sense of proprietorship and to stimulate the active interest of such persons in the Company’s development and financial success.

The Plan, which provides for grants of stock options and restricted stock. The Company intends that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code while certain other options granted pursuant to the Plan shall be nonqualified stock options. The Board of Directors believes that the Plan will allow the Company to better retain and recruit the best possible personnel.

A summary of the Plan is set forth below, and its full text is attached hereto as Appendix D. The following discussion is qualified in its entirety by reference to Appendix D.

Administration of the Plan

The Board of Directors shall appoint and maintain as administrator of the plan a Committee consisting of “Independent Directors” (as such terms is defined by Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market), “Non-Employee Directors” (as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and “Outside Directors” (as such term is defined in Section 162(m) of the Internal Revenue Code), which shall serve at the pleasure of the Board of Directors. The Committee, subject to certain restrictive provisions of the Plan, shall have full power and authority to designate recipients of options and restricted stock agreements and to interpret provisions and supervise the administration of the plan. Until such time as the Board of Directors appoints the Committee, the Board of Directors shall administer the Plan.

The Board of Directors is authorized to amend, suspend, or terminate the Plan, except that no amendment shall be effective, which, without the approval of the Company’s stockholders would: (a) increase the number of shares issuable under the Plan; (b) materially increase the benefits accruing to option holders under the Plan; (c) materially modify Plan eligibility requirements; (d) decrease the exercise price of an option to less than 100% of the underlying stock’s fair market value or (e) extend the term of any option granted under the Plan beyond ten years from its date of issuance.

The Plan will expire ten years from the date that the Plan is approved by the Company’s stockholders.

Common Stock Subject to the Plan

The Plan provides that options and restricted stock may be granted with respect to 2,000,000 shares of the Company’s Common Stock. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company. Should any option or restricted stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an option or restricted stock be reduced for any reason, the shares of Common Stock subject to such option or restricted stock may be subject to future options or restricted stock, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code.

The Committee may make grants under the Plan four times a year according to a pre-determined schedule set by the Board of Directors, except for grants made to newly hired employees as an inducement for such new employees to enter the employment of the Company.

Participation

Any director, officer, employee, consultant, or advisor to the Company or any of its subsidiaries shall be eligible to receive options or restricted stock under the Plan. However, only employees of the Company or its subsidiaries can receive incentive stock options.

In selecting participants, and in determining the number of shares to be covered by each option or share of restricted stock granted to participants, the Committee may consider any factor it deems relevant, including without limitation, the office or position held by the participant, the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company’s business, the participant’s length or service, promotions and potential.

Option Price

The purchase price of each share of the Company’s Common Stock purchasable under an incentive option or a nonqualified option shall be determined by the Committee at the time that the option is granted, but shall be no less than 100% of the Fair Market Value (as defined in the Plan) of the underlying Common Stock. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant.

Option Term

The term of each option shall be fixed by the Committee, but no option shall be exercisable more than ten years after the date such option is granted. If an incentive stock option is granted to an employee, who at the time of the grant owns more than 10% of the total combined voting power of all classes of the Company’s Common Stock or of any subsidiary, no such incentive stock option shall be exercisable more than five years after the date of grant.

Exercisability

Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. In the absence of any option vesting periods designated by the Committee at the time of grant, options shall vest and become exercisable as to one-third of the total amount of shares subject to the option on each of the first, second and third anniversaries of the date of grant. In addition, the Plan provides that no options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

In the event of a Change of Control (as defined in the Plan), the Committee may accelerate the vesting and exercisability of outstanding options. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change of Control, each outstanding option shall terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share of common stock subject to such option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to the Change in Control over the exercise price per share of such option; such amount shall be payable in cash or other property.

Options are not transferable and may be exercised solely by the participant during her or his lifetime of after her or his death by the person or persons entitled to such option under her or his will or laws of descent and distribution.

Registration of Stock

Notwithstanding any other provision in the Plan, no option may be exercised unless and until the shares of Common Stock to be issued upon exercise of the option have been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of the Company’s counsel exempt from such registration.

The Company is under no obligation to register under federal or state securities laws any shares of Common Stock to be issued upon the exercise of options in order to permit the exercise of an option, although the Company may in its sole discretion register such shares of Common Stock at such time as the Company shall determine. If the Company chooses to comply with any exemption from registration, the shares of Common Stock issued under the Plan, may at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the shares, and the Committee may also give appropriate stop transfer instructions with respect to such shares to the Company’s transfer agent.

Tax Treatment of Incentive Stock Options

In general, no taxable income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of option shares prior to the expiration of the required holding period, such option holder will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of ours.

Tax Treatment of Nonqualified Stock Options

No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will generally include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in such participants’ income.

Withholding of Tax

The Company is permitted to deduct and withhold amounts required to satisfy the Company’s withholding tax liabilities with respect to the Company’s employees.

Restricted Stock Grants

Restricted stock may be granted under this Plan aside from, or in association with, any other award. A participant shall have no rights to an award of restricted stock unless and until the participant accepts the award, and if the Committee shall deem it desirable, makes payments to the Company of cash, or by check. After acceptance and the issuance of a stock certificate, the participant shall have all the rights of a stockholder with respect to the restricted stock.

The Company shall issue in the participant’s name a certificate for the shares of Common Stock associated with the award of restricted stock; however, unless otherwise provided, the certificate shall not be delivered to the participant until such shares are free of any restrictions specified by the Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied, and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control, the Committee may accelerate the vesting of outstanding restricted stock, in its sole discretion.

Tax Treatment of Restricted Stock Grants

Except as discussed below, upon the grant of restricted stock, no income is realized by a participant, and the Company is not allowed a deduction at that time. When the restricted stock vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the Fair Market Value at the time of vesting of the shares of Restricted Stock which have vested (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

If a participant makes a timely election under Section 83(b) of the Internal Revenue Code, the participant recognizes taxable ordinary income in an amount equal to the Fair Market Value at the time of grant of the restricted stock (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

Option and Restricted Stock Grants

Options to purchase shares of the Company’s Common Stock or restricted stock have not yet been granted pursuant to the Plan, although it is anticipated that options will be granted in the near future.

Equity Compensation Plan Information

The following table sets forth aggregate information regarding the Company’s equity compensation plans in effect as of December 31, 2006.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted - average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,068,966	(1)	$0.65	167,944
Equity compensation plans not approved by security holders	1,054,576		$0.70	0
Total	3,123,142			167,944

(1)	Represents the 2003 Stock Plan.

From January 1, 2006 through August 13, 2006, prior to listing on the NASDAQ Capital Market, the Company issued 623,456 shares of its restricted stock to employees, directors and consultants pursuant to individual compensation arrangements, outside of the 2003 Plan, without stockholder approval. In addition, since August 14, 2006, the Company issued 10,000 shares of Common Stock to five new employees as an inducement for such new employees to enter the employment of the Company, outside of the 2003 Plan, without stockholder approval. As of December 31, 2006, the Company issued an aggregate of 34,243 shares of its restricted common stock pursuant to the 2003 Plan.

Vote Required and the Board of Director’s Recommendation

The Board of Directors recommends a vote “FOR” the approval of the 2007 Incentive Stock Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to this matter is required to approve the 2007 Incentive Stock Plan. Broker non-votes and abstentions will have no effect on the outcome of the vote.

OTHER MATTERS

Submission of Stockholder Proposals for 2008 Annual Meeting

Any proposals by a stockholder intended to be included in the Company’s proxy statement and form of proxy relating to the 2008 annual meeting of stockholders or to be properly brought before such meeting of stockholders must be received by the Company no later than February 13, 2008. Nothing in this paragraph shall be deemed as an undertaking by the Company to include in its proxy statement and form of proxy relating to the 2008 annual meeting of stockholders and stockholder proposal may be omitted from such proxy statement and form of proxy statement pursuant to applicable law. Any stockholder proposal should be delivered to the Company at 539 Bryant Street, Suite 403, San Francisco, California 94107, Attn: Assistant Secretary.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and the accompanying Annual Report may have been sent to multiple stockholders residing at the same household. If you would to obtain an additional copy of this Proxy Statement and the accompanying Annual Report, please contact William J. Bush at 539 Bryant Street, Suite 403, San Francisco, California 94107, telephone (415) 240-4136. If you want to receive separate copies of the Company’s proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Other Matters that may Come before the Annual Meeting

The Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with the directions of the Board of Directors, or in the absence of such directions, in their own best judgment.

APPENDIX A: HANDHELD ENTERTAINMENT, INC.

NOMINATING COMMITTEE CHARTER

PURPOSE

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) will be to (i) identify, review and evaluate candidates to serve on the Board; (ii) serve as a focal point for communication between Board candidates, non-committee Board members and the Company’s management; and (iii) recommend such candidates to the Board.
ORGANIZATION

The Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of NASDAQ and any other regulatory requirements.

The Committee members shall be elected by the Board at a meeting of the Board of Directors; members shall serve until their successors shall be duly elected and qualified. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.
MEETINGS

The Committee will meet no less than two times a year. Special meetings may be convened as required. The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.
DUTIES AND RESPONSIBILITIES

The Committee has the following duties:

1.	Identify potential candidates for membership on the Board, and the Committee shall have the sole authority to retain and terminate any search firm used to identify candidates for the Board;

2.	Gather information on such candidates, conduct inquiries into the backgrounds and qualifications of such candidates, and conduct interviews and meetings with such candidates or their references;

3.	Make recommendations to the Board regarding overall Board composition and makeup, including having a majority of independent directors on the Board;

4.
Make recommendations to the Board regarding the composition and size of the Board, with the goal of ensuring that the Board has the proper expertise and its membership consists of persons with sufficiently diverse backgrounds;

5.	Make recommendations to the Board with regard to the criteria for selection of Board members;

6.	Assist the Board in planning for continuity on the Board as existing Board members retire or rotate off the Board;

7.	Review and recommend to the Board an appropriate course of action upon the resignation of current Board members;

8.	Recommend to the Board persons to be members of Board committees;

9.	Have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors in connection with the performance of its duties and responsibilities; and

10.	Take such other action within the Committee’s scope of duties, that are in the best interests of the Company and its stockholders, as the Committee shall deem appropriate.

APPENDEX B: HANDHELD ENTERTAINMENT, INC.

AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the Audit Committee (the “Committee”). The Committee shall review and reassess this charter at least annually and obtain the approval of the Board of Directors (the “Board”). The Committee shall be appointed by the Board and shall be comprised of at least three directors, each of whom shall be independent as defined by applicable NASDAQ rules and regulations, as well as meet the criteria for independence set forth in the Securities Exchange Act of 1934, as amended (the “Act”). In general, members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members must not have participated in the preparation of the financial statements of the Company or any other current subsidiary of the Company at any time during the past three years and shall be financially literate, being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow, or shall become financially literate within a reasonable period of time after appointment to the Committee. At least one member shall have accounting or related financial management expertise, thereby qualifying as a “Financial Expert” as contemplated by the Nasdaq rules and the Act. The identity of such member(s) shall be disclosed in Periodic Filings as required by the Act.

Statement of Policy

The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, registered public accounting firm, and management of the Company in discharging its oversight role. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements, and the registered public accounting firm is responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring responsibilities of the Committee. The responsibilities are set forth as a guide with the understanding that the Committee may supplement them as appropriate, including any changes required by them to carry out its duties, including those required by changes in the policies of The NASDAQ Stock Market.

The responsibilities of the Committee shall include:

1.
Directly appointing, compensating, retaining and overseeing the registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and the registered public accounting firm shall report directly to the Committee;

2.	Reviewing this charter on an annual basis and updating it as conditions dictate;

3.	Providing oversight and monitoring of Company management and the registered public accounting firm and their activities, with respect to the Company’s financial reporting process;

4.	Under its ultimate authority, evaluating and, where appropriate, replacing the registered public accounting firm;

5.
Discussing with the registered public accounting firm the overall scope and plans for their audit, including their approach and independence, and discussing with the Company’s accounting department the adequacy of staffing;

6.
Discussing with management, the Company’s accounting department and the registered public accounting firm the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs;

7.
Reviewing the performance of the registered public accounting firm with the understanding of both management and the registered public accounting firm, that the registered public accounting firm is ultimately accountable to the Board and the Committee, as representatives of the Company’s stockholders;

8.	Resolving disagreements between Company’s management and the registered public accounting firm regarding financial reporting;

9.
Requesting from the registered public accounting firm a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

10.
Reviewing the interim financial statements with management and the registered public accounting firm prior to the filing of the Company’s Quarterly Report on Form 10-Q or Form 10-QSB, as the case may be;

11.	Discussing with the Company’s registered public accounting firm the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

12.
Reviewing with management and the registered public accounting firm, the financial statements to be included in the Company’s Annual Report on Form 10-K or 10-KSB, as the case may be, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

13.
Providing a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K or Item 306 of Regulation S-B, as the case may be, and Item 7(d)(3) of Schedule 14A;

14.	Discussing the results of the quarterly review and any other matters required to be communicated to the Committee by the registered public accounting firm under generally accepted auditing standards;

15.	Discussing the results of the annual audit and any other matters required to be communicated to the Committee by the registered public accounting firm under generally accepted auditing standards;

16.	Reviewing the Committee’s own structure, processes and membership requirements;

17.
Establishing procedures to receive and respond, on a confidential basis, to concerns regarding questionable accounting or auditing matters, or complaints (from employees and others) regarding the Company’s accounting, internal accounting controls and audit matters;

18.	Pre-approve all non-audit services to be provided to the Company by the registered public accounting firm;

19.	Have the authority to consult with and retain legal, accounting and other experts in connection with the performance of its duties and responsibilities;

20.	Performing such other duties as may be requested by the Board, or as the Committee shall deem appropriate;

21.	Funding compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

22.	Funding compensation to any advisers employed by the Committee; and

23.	Funding ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Meetings

The Committee will meet a minimum of four (4) times each fiscal year, with two face-to-face meetings with the outside auditors, or more frequently as circumstances dictate in order to completely discharge its responsibilities as outlined in this charter. The Committee may establish its own schedule, which it will provide to the Board in advance.

The Committee will meet separately with the registered public accounting firm as well as members of the Company’s management as it deems appropriate in order to review the financial controls of the Company.

Minutes

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports

Apart from the report prepared pursuant to Item 306 of Regulation S-K or Item 306 of Regulation S-B, as the case may be, and Item 7(d)(3) of Schedule 14A, the Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with this charter.

APPENDIX C: HANDHELD ENTERTAINMENT, INC.

CHARTER OF THE COMPENSATION COMMITTEE

PURPOSE

The primary purposes of the Compensation Committee (the “Committee”) are to (i) assist the Board of Directors (the “Board”) in discharging its responsibilities with respect to compensation and benefits of the Company’s executive officers and directors, (ii) produce an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with the applicable rules and regulations and (iii) administer the Company’s stock option plans.
COMMITTEE MEMBERSHIP AND QUALIFICATIONS

The Committee shall consist of no fewer than three persons, each of whom shall be a member of the Board. Except as permitted by applicable rules of The Nasdaq Stock Market, Inc. (the “Nasdaq”), each member of the Committee shall qualify as an independent director under criteria established by the applicable listing standards of the Nasdaq and other applicable laws and regulations.

Committee members shall be elected by the Board at a meeting of the Board; members shall serve until their successors shall be duly elected and qualified. The Board may, at any time, remove any member of the Committee and fill the vacancy created by such removal. The Committee’s chairman shall be designated by the full Board, comprising a majority of independent directors, or the full Committee.
COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

1.	Determine all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation;

2.	Review and approve corporate goals relevant to the compensation of the Chief Executive Officer and evaluate the Chief Executive Officer’s performance in light of these goals and objectives;

3.
Consider, in determining the long-term incentive component of compensation for the Chief Executive Officer, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years;

4.
Review and approve incentive-based or equity-based compensation plans in which the Company’s executive officers participate, and review and approve salaries, incentive and equity awards for other executive officers;

5.	Approve all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers;

6.
Periodically review and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the Chief Executive Officer, other executive officers and directors relative to comparable companies in the Company’s industry;

7.	Develop guidelines and review the compensation and performance of executive officers of the Company;

8.	Review and propose to the Board, from time to time, changes in director compensation;

9.	Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement for the annual meeting of stockholders, in accordance with applicable rules and regulations;

10.	Administer the Company’s various stock option plans;

11.	Review and establish appropriate coverage for the Company’s D&O insurance;

12.	Update and advise the Board regarding potential and upcoming changes in SEC requirements and/or disclosures;

13.	Annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval; and

14.	Perform any other activities under this charter, the Company’s by-laws or governing law as the Committee or the Board deems appropriate.

MEETINGS

The Committee will meet no less than once a year. Special meetings may be convened as required. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The chairman of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee may form subcommittees and delegate authority to them or to one or more of its members when appropriate.

The Chief Executive Officer may not be present during voting or deliberations relating to his or her compensation.
COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the authority to retain or terminate any consulting firm used to evaluate director, Chief Executive Officer or other executive compensation, and to determine and approve the terms of engagement and the fees and costs for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist in it in performing any duties hereunder shall be borne by the Company.

MINUTES

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

HANDHELD ENTERTAINMENT, INC.

2007 INCENTIVE STOCK PLAN

1.	Purpose of the Plan.

This 2007 Incentive Stock Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Handheld Entertainment, Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The Board of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” ( as such terms is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board (“Outside Directors”) The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and subject to their meeting the eligibility requirements of Rule 701 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), consultants, vendors, joint venture partners, and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or share of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

Grants to Outside Directors shall be approved by the Board. With respect to awards to such directors, al rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

The Committee may only grant Options or award Restricted Stock on first business day of each March, June, September or December of any calendar year, or on such other pre-determined dates as maybe set by the Committee (the “Pre-Determined Grant Dates”). Notwithstanding the foregoing, the Committee may grant Options or award Restricted Stock to a new employee, executive officer, director or consultant to the Company as an inducement for such person to enter the service of the Company on a date other a Pre-Determined Grant Date.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 2,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Stock”), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total amount of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Termination. Unless otherwise determined by the Committee and except as is provided below, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, of the Company, or upon the advice of counsel to the Company.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i) Good Reason shall exist upon the occurrence of the following:

(A) the assignment of Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B) a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C) the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Option or Restricted Stock shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.	Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10.	Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.	Effective Date of Plan.

The Plan shall be effective upon the date of its approval by the Company’s stockholders, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e) extend the term of any Option beyond that provided for in Section 5(b).

The Committee may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required under the listing requirements of the NASDAQ Stock Market and in order for the Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.	Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15.	Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.